Nature of Operations	12 Months Ended
Dec. 31, 2017
Disclosure Of Nature Of Operations [Abstract]
Nature of Operations
1.	NATURE OF OPERATIONS

Alio Gold Inc. (formerly Timmins Gold Corp.) was incorporated on March 17, 2005 under the laws of the Province of British Columbia, Canada. The Company is in the business of acquiring, exploring, developing and operating mineral resource properties in Mexico, through its wholly-owned subsidiaries, Timmins Goldcorp Mexico, S.A. de C.V., Molimentales del Noroeste, S.A. de C.V. (“MdN”) and Minera Aurea, S.A de C.V. (“Minera Aurea”) (collectively “the subsidiaries”). MdN owns the San Francisco Mine in Sonora, Mexico and Minera Aurea holds a 100% interest in the Ana Paula Property (“Ana Paula”), an exploration and evaluation asset in Guerrero, Mexico.

The Company is listed for trading on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange American under the symbol ALO. The registered office of the Company is located at Suite 507 - 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8.

Share consolidation

On May 12, 2017, the Company filed articles of amendment to complete an approved share consolidation of the Company’s issued and outstanding common shares on the basis of ten pre-consolidated common shares for one post-consolidated common share. The share consolidation was approved by the shareholders on May 12, 2017. The share consolidation affects all issued and outstanding common shares, options and warrants. All information relating to basic and diluted earnings per share (note 16), issued and outstanding common shares (note 14(a)), share options (note 14(b)) and warrants (note 13), and per share amounts in these consolidated financial statements have been adjusted retrospectively to reflect the share consolidation.